Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Argentex Mining Corporation (the “Company”) on Form 10-KSB for the year ended January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher Dyakowski, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPHER DYAKOWSKI
Christopher Dyakowski
Chief Executive Officer and Chief Financial Officer
April 30, 2004